UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2021

(UNAUDITED)

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2021 (UNAUDITED)

Dear Fellow Shareholders,

The Adirondack Small Cap Fund appreciated 4.40% over the six months ended September 30, 2021. The Fund’s benchmark Index (Russell 2000® Value Index) posted a 1.44% gain during the same period. The Fund's annualized return for 1 year, 5 year, and 10 year was 66.54%, 6.68%, and 10.31%, respectively.* The top ten holdings represented 35.34% of the portfolio and annualized turnover for the period stood at 25.04%.

Small value stocks bided time during the summer as the Covid-19 Delta variant took hold, keeping a lid on interest rates and raising new questions about the health of this recovery. Exiting last quarter, we are even more comfortable in our view that higher rates will be required to tame inflationary pressures. Historically, higher rates encourage investors to hold equities with shorter durations like value stocks. Spikes in the Consumer Price Index readings since the 1980s have been short-lived but the unusual set of events presented by the pandemic warrants a closer look. We continue to pay more attention to inputs, like raw materials, labor, and energy while weighing those factors against the firms' ability to pass along price increases.

Relative outperformance during the past six months can be attributed to the Fund’s overweight in Energy (the best performing sector), along with strong stock selection in all but two sectors (Healthcare and Materials & Processing). Individual stock selection was particularly strong in the Technology sector. Top contributors during the past six months included Covanta Holding Corp. (which we exited after it announced it was being acquired by a private company), recently added energy company Antero Resources Corp. (as of 9/30/21 AR represented 3.56% of the portfolio), and Technology sector holdings Vonage Holdings Corp (as of 9/30/21 VG represented 1.90% of the portfolio) and A10 Networks Inc. (as of 9/30/21 ATEN represented 1.08% of the portfolio), all of which appreciated by over 35% during the six months ended 9/30/21. Top detractors were Hill International (as of 9/30/21 HIL represented 1.95% of the portfolio), Graftech International (as of 9/30/21 EAF represented 3.18% of the portfolio), National Western Life Group (as of 9/30/21 NWLI represented 3.12% of the portfolio), and Matrix Service Co. (as of 9/30/21 MTRX represented 1.54% of the portfolio). Collectively they represented 9.79% of the portfolio at 9/30/21 and had far less impact on performance than the top contributors. While we increased exposure to some underperformers on price weakness, we also actively reduced a couple as well. On balance, exposure to these four top detractors decreased from 11.20% as of March 31, 2021 to 9.79% at September 30, 2021.

There were only modest changes to the portfolio’s composition since March 31, 2021. The Fund’s Energy sector exposure increased from approximately 7% to 10% due to industry outperformance and the addition of CNX Resources Corp (as of 9/30/21 CNX represented 1.34% of the portfolio). The Fund continues to overweight North American Gas producers as the significant limitation of investment capital to the industry, coupled with rising export capacity and strong international demand should be beneficial for these holdings. Traditional carbon-based energy companies have been dismissed for the past several years as investors speculate on next-generation energy. With that in mind, we took a harder look at this unloved sector and found natural gas as the more reliable bridge to greener energy. According to the U.S. Energy Information Administration, peak gas consumption is not likely until decades from now.

Offsetting the increase in Energy sector exposure was a decline in Industrials (from 18% to 14%) as we exited long-held investment Covanta Holding Corp. after it announced it was being acquired by a private company. We also added apparel manufacturer, Hanesbrands Inc. (as of 9/30/21 HBI

Page | 1

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

represented 0.91% of the portfolio), whose shares have suffered tremendously from the lockdown but we believe will turn around. Finally, we initiated a modest position in an out-of-favor specialty pigment producer within the Materials sector (Venator Materials PLC – as of 9/30/21 VNTR represented 0.33% of the portfolio).

The performance of the U.S. economy keeps on impressing us despite near-term dislocations. Saving rates are at levels not seen since the 1980s, and people are leaving the workforce at unprecedented rates despite higher wages as workers have multiple avenues to find gainful employment. The silver lining to these bottlenecks might be a smoother, more gradual, recovery as consumers slowly add durable goods like housing, cars, and appliances when they are more readily available.

We continue to maintain that value stocks, especially those in small cap land, are deeply discounted to the U.S. equity market making them especially attractive to private capital, newly formed special purpose acquisition firms, and any number of larger public companies looking for accretive growth opportunities. It feels like we are in a good spot and are pleased to have you alongside us trusting us with your capital. Be well and enjoy the remainder of 2021.

Regards,

Matt Reiner, CFA®

Greg Roeder, CFA®

Portfolio Manager

Portfolio Manager

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.46%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2022, subject to termination by the Fund on 60 days’ written notice.

Important Risk Information

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530. This distributor relationship ended as of October 1, 2021 and the Fund does not have a Distributor.

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THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Economic Sectors are areas of the economy in which businesses share the same/related business activity, product, or service (i.e., large groups of companies with similar business activities).  The number of Economic Sectors varies depending on the defining source, but generally includes: Consumer Discretionary, Consumer Staples, Healthcare, Financial Services, Utilities, Materials and Processing, Energy and Other, Producer Durables, Technology and Telecommunications, and Cash.

Page | 3

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2021 (UNAUDITED)

1.	Conduent, Inc.	4.93%
2.	CNO Financial Group, Inc.	3.82%
3.	Antero Resources Corp.	3.56%
4.	ADTRAN, Inc.	3.49%
5.	Siriuspoint Ltd	3.41%
6.	Celestica, Inc.	3.37%
7.	LSI Industries, Inc.	3.28%
8.	Unisys Corp.	3.20%
9.	Graftech International Ltd.	3.18%
10.	National Western Life Group, Inc. Class A	3.12%

* Excludes Fund's Short-Term Investment positions.

Page | 4

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.
$48,000
$46,000
$44,000
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
Adirondack Small Cap Fund $38,892
Russell 2000 Index $44,712
Russell 2000 Value Index $36,543

Average Annual Total Returns (a) (for periods ended September 30, 2021)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	66.54%	3.60%	6.68%	10.31%	8.59%
Russell 2000 Index **	47.68%	10.54%	13.45%	14.63%	9.51%
Russell 2000 Value Index ***	63.92%	8.59%	11.03%	13.22%	8.18%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 Index is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.46%.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

Page | 5

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology 27.15%
Utilities 2.18%
Basic Materials 1.12%
Communication Services
1.89%
Consumer Cyclical
7.88%
Consumer Defensive
4.44%
Energy 6.93%
Financial Services
24.94%
Healthcare 5.37%
Industrials 15.43%
Money Market Fund
1.10%
Real Estate Investment Trust
1.57%

Sectors are categorized using Morningstar® classifications.

Page | 6

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021 (UNAUDITED)

Shares		Value

COMMON STOCKS - 97.62%

Accident & Health Insurance - 3.82%
79,920	CNO Financial Group, Inc.	$ 1,881,317

Agriculture Production - Livestock & Animal Specialties - 1.00%
13,600	Cal-Maine Foods, Inc.	491,776

Apparel & Other Finished Products of Fabrics & Similar Material - 1.23%
30,000	Under Armour, Inc. Class A *	605,400

Bakery Products - 1.59%
45,220	Hostess Brands, Inc. *	785,471

Business Services - 4.93%
368,677	Conduent, Inc. *	2,429,581

Computer Communications Equipment - 1.08%
39,636	A10 Networks, Inc. *	534,293

Construction Special Trade Contractors - 1.54%
72,835	Matrix Service Co. *	761,854

Crude Petroleum & Natural Gas - 6.95%
93,300	Antero Resources Corp. *	1,754,973
46,600	Cabot Oil & Gas Corp. Class A	1,014,016
52,300	CNX Resources Corp. *	660,026
		3,429,015
Cutlery, Handtools & General Hardware - 1.23%
50,961	Hillman Solutions Corp. *	607,965

Deep Sea Foreign Transportation of Freight - 3.09%
366,773	Ardmore Shipping Corp. (Bermuda) *	1,522,108

Electric Lighting & Wiring Equipment - 3.28%
208,653	LSI Industries, Inc.	1,617,061

Electric & Other Services Combined - 1.53%
12,637	Allete, Inc.	752,154

Electrical Industrial Apparatus - 3.18%
152,078	Graftech International Ltd.	1,569,445

The accompanying notes are an integral part of these financial statements.

Page | 7

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Shares		Value

Fire, Marine & Casualty Insurance - 5.35%
181,381	SiriusPoint Ltd. (Bermuda) *	$ 1,679,588
95,600	Tiptree, Inc.	957,912
		2,637,500
Glass Containers - 2.35%
81,200	O-I Glass, Inc. *	1,158,724

Heavy Construction Other Than Building Construction-Contractors - 1.52%
176,035	Williams Industrial Services Group, Inc. *	751,106

Household Audio & Video Equipment - 1.40%
36,909	Knowles Corp. *	691,675

Industrial Inorganic Chemicals - 0.33%
57,420	Venator Materials PLC (United Kingdom) *	163,647

Investment Advice - 1.89%
20,300	Lazard Ltd. Class A (Bermuda)	929,740

Laboratory Analytical Instruments -1.27%
90,020	Harvard Bioscience, Inc. *	628,340

Life Insurance - 4.93%
237,815	Genworth Financial, Inc. Class A *	891,806
7,316	National Western Life Group, Inc. Class A *	1,540,676
		2,432,482
Meat Packing Plants - 1.58%
190	Seaboard Corp.	778,998

Metal Mining - 0.79%
19,600	Cleveland Cliffs, Inc. *	388,276

Plastics Products - 0.53%
13,450	Myers Industries, Inc.	263,217

Plastics, Foil & Coated Paper Bags - 1.23%
48,532	Pactiv Evergreen, Inc.	607,621

Printed Circuit Boards - 4.63%
187,346	Celestica, Inc. (Canada) *	1,663,633
16,128	Sanmina Corp. *	621,573
		2,285,206
Retail-Apparel & Accessory Stores - 0.92%
26,300	Hanesbrands, Inc.	451,308

The accompanying notes are an integral part of these financial statements.

Page | 8

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Shares		Value

Retail-Eating & Drinking Places - 0.70%
122,612	Drive Shack, Inc. *	$ 344,540

Retail-Grocery Stores - 1.86%
13,910	Ingles Markets, Inc. Class A	918,477

Retail-Miscellaneous Retail - 0.92%
60,004	EZCORP, Inc. Class A *	454,230

Retail-Women's Clothing Stores - 0.95%
103,948	Chico's FAS, Inc. *	466,727

Semiconductors & Related Devices - 3.05%
37,308	Emcore Corp.	279,064
89,858	Photronics, Inc.	1,224,765
		1,503,829
Services-Computer Integrated Systems Design - 5.56%
87,067	Allscripts Healthcare Solutions, Inc. *	1,164,086
62,686	Unisys Corp. *	1,575,926
		2,740,012
Services-Engineering Services - 1.95%
465,320	Hill International, Inc. *	963,212

Special Industry Machinery - 1.37%
94,351	Manitex International, Inc. *	677,440

State Commercial Banks - 2.74%
42,254	Trustco Bank Corp. NY	1,350,860

Surety Insurance - 4.26%
98,600	MGIC Investment Corp.	1,475,056
27,000	Old Republic International Corp.	624,510
		2,099,566
Surgical & Medical Instruments & Apparatus - 1.75%
218,537	Accuray, Inc. *	863,221

Telephone & Telephone Apparatus - 5.66%
91,700	ADTRAN, Inc.	1,720,292
128,800	Infinera Corp. *	1,071,616
		2,791,908
Telephone Communications (No Radio Telephone) - 1.90%
58,041	Vonage Holdings Corp. *	935,621

The accompanying notes are an integral part of these financial statements.

Page | 9

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Shares		Value

Title Insurance - 1.12%
8,700	Stewart Information Services, Corp.	$ 550,362

Water Supply - 0.66%
24,308	Pure Cycle Corp. *	323,539

TOTAL FOR COMMON STOCKS (Cost $35,466,914) - 97.62%		8,138,824

REAL ESTATE INVESTMENT TRUSTS - 1.58%
35,100	Brixmor Property Group, Inc.	776,061
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $313,592) - 1.58%		776,061

SHORT-TERM INVESTMENT - 1.10%
544,298	Federated Treasury Obligation Fund - Institutional Shares 0.01% **	544,298
TOTAL SHORT-TERM INVESTMENT (Cost $544,298) - 1.10%		544,298

TOTAL INVESTMENTS (Cost $36,324,804) - 100.30%		49,459,183

LIABILITIES LESS OTHER ASSETS, NET - (0.30)%		(147,250)

NET ASSETS - 100.00%		$ 49,311,933

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Page | 10

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2021 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $36,324,804)	$ 49,459,183
Cash	3,287
Receivables:
Securities Sold	120,069
Dividends and Interest	56,712
Shareholder Subscriptions	16,789
Prepaid Expenses	22,747
Total Assets	49,678,787
Liabilities:
Shareholder Redemptions	36,839
Securities Purchased	256,973
Due to Advisor	44,528
Due to Trustees	1,499
Accrued Expenses	27,015
Total Liabilities	366,854

Net Assets	$ 49,311,933

Net Assets Consist of:
Paid In Capital	$ 50,983,531
Distributable Earnings/(Deficit)	(1,671,598)
Net Assets, for 2,212,611 Shares Outstanding	$ 49,311,933

Net Asset Value Per Share	$ 22.29

The accompanying notes are an integral part of these financial statements.

Page | 11

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ending September 30, 2021 (UNAUDITED)

Investment Income:
Dividends	$ 267,584
Interest	29
Total Investment Income	267,613

Expenses:
Advisory	288,818
Transfer Agent	25,395
Legal	7,312
Custodian	5,490
Audit	8,250
Trustees	10,200
Chief Compliance Officer	11,112
Insurance	5,186
Registration and Filing Fees	16,029
Miscellaneous Fees	4,992
Total Expenses	382,784

Net Investment Loss	(115,171)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	5,471,563
Net Change in Unrealized Depreciation on Investments	(2,901,255)
Realized and Unrealized Gain on Investments	2,570,308

Net Increase in Net Assets Resulting from Operations	$ 2,455,137

The accompanying notes are an integral part of these financial statements.

Page | 12

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2021	3/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (115,171)	$ (230,308)
Net Realized Gain (Loss) on Investments	5,471,563	(7,921,825)
Unrealized Appreciation (Depreciation) on Investments	(2,901,255)	46,317,212
Net Increase in Net Assets Resulting from Operations	2,455,137	38,165,079

Distributions to Shareholders:
Distributions	-	(66,309)
Total Dividends and Distributions Paid to Shareholders	-	(66,309)

Capital Share Transactions	(9,607,166)	(44,084,882)

Total Decrease in Net Assets	(7,152,029)	(5,986,112)

Net Assets:
Beginning of Period/Year	56,463,962	62,450,074

End of Period/Year	$ 49,311,933	$56,463,962

The accompanying notes are an integral part of these financial statements.

Page | 13

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period/year.

(Unaudited) Six Months Ended 9/30/2021	Years Ended 3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Net Asset Value, at Beginning of Period/Year	$ 21.35	$ 10.99	$ 17.24	$ 21.40	$ 22.61	$ 19.05
Income From Investment Operations:						
Net Investment Income (Loss) *	(0.05)	(0.06)	0.01	(0.01)	(0.02)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.99	10.44	(6.21)	(1.82)	1.07	4.30
Total from Investment Operations	0.94	10.38	(6.20)	(1.83)	1.05	4.27
Distributions:						
Net Investment Income	-	(0.02)	-	-	-	-
Realized Gains	-	-	(0.05)	(2.33)	(2.26)	(0.71)
Total from Distributions	-	(0.02)	(0.05)	(2.33)	(2.26)	(0.71)
Net Asset Value, at End of Period/Year	$ 22.29	$ 21.35	$ 10.99	$ 17.24	$ 21.40	$ 22.61
Total Return **	4.40% (b)	94.50%	(36.07)%	(6.96)%	4.12%	22.39%
Ratios/Supplemental Data:						
Net Assets at End of Period/Year (Thousands)	$ 49,312	$ 56,464	$ 62,450	$ 152,958	$ 249,204	$ 283,010
Before Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	1.43% (a)	1.45%	1.35%	1.24%	1.26%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)% (a)	(0.38)%	0.09%	(0.03)%	(0.07)%	(0.14)%
After Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	1.43% (a)	1.45%	1.35%	1.24%	1.26%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43)% (a)	(0.38)%	0.09%	(0.03)%	(0.07)%	(0.14)%
Portfolio Turnover	11.04% (b)	32.52%	32.96%	30.77%	37.67%	38.06%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Page | 14

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly,

Page | 15

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2021.

Federal Income Taxes:  The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2021, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Security Transactions and Investment Income:  The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts

Page | 16

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Page | 17

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized in Level 1 of the fair value hierarchy.

Page | 18

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2021:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 48,138,824	$ -	$ -	$ 48,138,824
Real Estate Investment Trusts	776,061	-	-	776,061
Short-Term Investment	544,298	-	-	544,298
	$ 49,459,183	$ -	$ -	$ 49,459,183

The Fund did not hold any Level 3 assets during the six months ended September 30, 2021. The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2021. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund. The monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets. Effective August 1, 2020 until August 1, 2021, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2021, the Advisor earned advisory fees of $288,818.  As of September 30, 2021, the Fund owed the Advisor $44,528.

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution

Page | 19

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $16,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.  This distributor relationship ended as of October 1, 2021 and the Fund does not have a Distributor.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $50,983,531 as of September 30, 2021.  Transactions in capital for the six months ended September 30, 2021 and year ended March 31, 2021 were as follows:

	September 30, 2021		March 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	75,265	$ 1,685,858	434,743	$ 5,675,340
Shares reinvested	-	-	3,687	66,079
Shares redeemed	(515,550)	(11,293,024)	(3,477,978)	(49,826,301)
Net decrease	(440,285)	$ (9,607,166)	(3,039,548)	$ (44,084,882)

Note 7. Investment Transactions

For the six months ended September 30, 2021, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,803,495 and $15,265,635, respectively.

Note 8. Tax Matters

As of March 31, 2021, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 42,014,815

Gross tax appreciation of investments	$ 17,138,672
Gross tax depreciation of investments	(2,372,302)
Net tax appreciation of investments	$ 14,766,370

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings/(deficit) on a tax basis is determined only at the end of each fiscal year.  As of March 31, 2021, the Fund's most recent fiscal year end, the components of distributable earnings/(deficit) on a tax basis were as follows:

Long-term Capital Loss Carryforward – Non-expiring	$ (18,662,797)
Post December Loss - deferred	(36,583)
Net Unrealized Appreciation of Investments	14,766,370
Total Distributable Earnings/(Deficit)	$ (3,933,010)

Page | 20

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2021, the Fund elected to defer $36,583 of post December losses.

As of March 31, 2021, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 18,662,797

The Fund has recorded a reclassification in the capital accounts. As of March 31, 2021, the Fund recorded permanent book/tax differences of $193,725 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2021 and 2020 were as follows:

	March 31, 2021	March 31, 2020
Ordinary Income	$ 66,309	$ -
Long-term Gain	$ -	$ 287,333

No distributions were paid during the six months ended September 30, 2021.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the

Page | 21

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Investment Company Act of 1940, as amended. As of September 30, 2021, National Financial Services Corp., for the benefit of its customers, owned approximately 28% of the Fund.

Note 11. Risk Factors

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, climate change, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Certain impacts from the COVID-19 outbreak, and other infectious illness outbreaks that may arise in the future, may have a significant negative impact on the Fund’s operations and performance. These circumstances may continue for an extended period of time, and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Fund will depend on future developments, which are highly uncertain and cannot be predicted.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Page | 22

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

 Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2021	September 30, 2021	April 1, 2021 to September 30, 2021

Actual	$1,000.00	$1,044.03	$7.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.23

* Expenses are equal to the Fund's annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Page | 23

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2021 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	President, Ideal Wood Products since January 2015.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. since 2004.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. since July 2013.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. since February 2005.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

Page | 24

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2021 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Liquidity Risk Management Program - The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended September 30, 2021, the Trust’s Liquidity Program Administrator (the “Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Administrator concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Renewal of Management Agreement - At a meeting of the Board of Adirondack Funds (held May 20, 2021), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“ARMI” or “Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

Page | 25

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

The Board considered several items when determining whether to renew the Management Agreement, including:

1.

Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were satisfied with the quality and nature of services the Fund receives from the Adviser; those services were consistent with what the Trustees expected.  Among other factors, the Trustees noted that:

•

The Adviser continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

2.

Performance

The Trustees reviewed the Fund’s performance and were pleased with its long-term performance, which was slightly better than its Benchmark.  A discussion was had regarding underperforming years being replaced by strong 2021 performance so far as the years taken into account for various performance time periods shift.

3.

 Management Fee

Taking into consideration the Adviser’s quality of service, the Board deemed the Management Fee reasonable.  The Management Fee remains at 1.08% (above the median (0.85%) and average (0.86%) advisory fee for no load, non-institutional, actively managed open-end small cap value funds with less than $300MM in assets).  The Management Fee at 1.08% is less than the high advisory fee for no load, non-institutional, actively managed open-end small cap value funds with less than $300MM in assets at 1.48%.  The annualized Expense Ratio is 1.45% (slightly above the median and average (1.26%) expense ratio for no load, non-institutional, actively managed open-end small cap value funds with less than $300MM in assets).  The annualized Expense Ratio at 1.45% is less than the high Expense Ratio for no load, non-institutional, actively managed open-end small cap value funds with less than $300MM in assets at 2.17%.  Historically, every year, the Adviser has agreed to waive management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, and costs of acquired funds) at 1.48% of its average daily net assets.  The Trustees considered that, while the Management Fee remained above the peer median and average, the high level of research and active management provided by the Adviser was likely to continue to benefit the Fund’s shareholders.

Page | 26

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

4.

 Profitability

The Trustees reviewed the profitability of the Adviser.  Specifically, the Trustees considered the gross and net advisory fees earned by the Adviser as well as the direct expenses of the Adviser for servicing the Fund.  The Trustees were reminded that they should consider the Adviser’s net profit before taking into account any marketing and distribution expenses.  The Trustees reviewed the revenue, recoupment, and finances of the Adviser and assessed the Adviser’s financial condition from its income statement and balance sheet.  The Trustees concluded the Adviser’s profitability to be reasonable both in terms of dollars earned and as a percentage of revenue considering the services provided by the Adviser.

5.

 Economies of Scale

For a second year this past year there was a slight reversal in the achievement of economies of scale from the past several years.  Per the Fund’s Annual Report, the Total Annual Fund Operating Expense Ratio for the Fiscal Year ended March 31, 2021 was up 0.10% since the previous Fiscal Year ended March 31, 2020.  The hope is to keep expenses relatively stable/declining slightly by watching expenses even more closely and taking cost savings when available.  The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Page | 27

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Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Advisor

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This distributor relationship ended as of October 1, 2021 and the Fund does not have a Distributor.

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 29, 2021

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date November 29, 2021

* Print the name and title of each signing officer under his or her signature.